U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                        Original 8-K filed March 7, 2005

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 11, 2005



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                    0-29613                          66-0549380
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State of Incorporation      Commission File No.                I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                               78248
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   210   )       764      -   8642
                               -----------  -------------   --------



                     (Registrant's former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01         Other Events

         On May 3, 2005, we cancelled Five Hundred Thousand (500,000) common shares of restricted stock that were issued Michael Ward, our president. These shares were issued prematurely under the terms of his employment agreement. They may be reissued July 1, 2005 under the stock grant provisions of the employment agreement.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: May 11, 2005


                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President